UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001900454
Benchmark 2022-B32 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-258342-01	38-4205695 38-4205696 38-7274880
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 834-6737
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the October 20, 2025 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer on November 13, 2025 of receipt of funds from the late payoff of the Lakeville Townhomes Mortgage Loan (Loan Number 43 on Annex A-1 of the prospectus of the registrant relating to the issuing entity filed on February 16, 2022 pursuant to Rule 424(b)(2)).  This resulted in an additional principal payment to the Class A-1 Certificateholders in an amount equal to $226,327.44, an additional interest payment to the Class G Certificateholders in an amount equal to $58,118.46, an additional interest payment to the Class H Certificateholders in an amount equal to $88,638.00, an additional interest payment to the Class J Certificateholders in an amount equal to $88,638.00, an additional interest payment to the Class K Certificateholders in an amount equal to $298,134.18, an additional principal payment to the Class RR Certificateholders in an amount equal to $5,000.41, an additional interest payment to the Class RR Certificateholders in an amount equal to $11,787.64, an additional principal payment to the holders of the RR Interest in an amount equal to $6,911.55 and an additional interest payment to the holders of the RR Interest in an amount equal to $16,292.82.  This also resulted in realized losses totaling $6,931,760.59 being attributed to the Class K Certificates, Class RR Certificates and the RR Interest.  The additional payments described above were made to the impacted Certificateholders on November 17, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ Harris Rendelstein
Harris Rendelstein, Executive Director

Date:  November 18, 2025